UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03691

LORD ABBETT MID-CAP VALUE FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/09

Item 1:	Report(s) to Shareholders.

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Mid Cap Value Fund

For the fiscal year ended December 31, 2009

Lord Abbett Mid Cap Value Fund

Annual Report

For the fiscal year ended December 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Mid Cap Value Fund’s performance for the fiscal year ended December 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended December 31, 2009?

A: After a difficult start to the year, the equity markets (as represented by the S&P 500® Index1) recovered during the balance of the period, ending the year up 26.46%. This improvement enabled some investors to recover a portion of their previous losses.

Overall, most equity asset classes and investing styles trended higher throughout the period. Mid cap stocks (as defined by the Russell MidCap® Index 2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index6) for the fiscal year.

Q: How did the Mid Cap Value Fund perform during the fiscal year ended December 31, 2009?

A: The Fund returned 26.67%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,7 which returned 34.21% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the materials and processing, technology, and financial services sectors.

Among the individual holdings that detracted from the Fund’s performance were financial services holding Fifth Third Bancorp, a diversified financial services company; materials and processing holding Pactiv Corp., a producer of consumer and food service/food packaging products; and healthcare holding King Pharmaceuticals, Inc., a manufacturer and marketer of branded prescription pharmaceutical products.

The most significant contributor to the Fund’s performance relative to its benchmark for the 12-month period was the utilities sector (owing to an underweight position).

Among the individual holdings that contributed to the Fund’s performance were healthcare holding Mylan, Inc., a global generic and specialty pharmaceuticals company; producer durables holding Kansas City Southern, an operator of a railroad system that provides shippers with rail freight services; and consumer discretionary holding Wynn Resorts Ltd., an operator of luxury hotels and destination casino resorts in Las Vegas, Nevada and Macau, China.

The Fund’s portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

7  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are members of the Russell 1000® Value index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400 Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended December 31, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	19.35%	-2.45%	7.42%	–
Class B4	21.99%	-2.06%	7.51%	–
Class C5	25.99%	-1.94%	7.37%	–
Class F6	27.10%	–	–	-13.30%
Class I7	27.21%	-0.95%	8.42%	–
Class P7	26.63%	-1.40%	7.97%	–
Class R2[8]	26.47%	–	–	-6.93%
Class R3[9]	26.65%	–	–	-6.83%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

9    Class R3 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/09 – 12/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/09	12/31/09	7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,263.10	$5.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30
Class B
Actual	$1,000.00	$1,258.60	$9.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.67	$8.59
Class C
Actual	$1,000.00	$1,258.60	$9.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.67	$8.59
Class F
Actual	$1,000.00	$1,264.90	$4.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.23	$4.02
Class I
Actual	$1,000.00	$1,266.00	$3.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.52
Class P
Actual	$1,000.00	$1,262.60	$6.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80
Class R2
Actual	$1,000.00	$1,261.00	$7.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.56
Class R3
Actual	$1,000.00	$1,262.80	$6.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.06
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.04% for Class A, 1.69% for Classes B and C, 0.79% for Class F, 0.69% for Class I, 1.14% for Class P, 1.29% for Class R2 and 1.19% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2009

Sector*	%**	Sector*	%**
Consumer Discretionary	16.95%	Producer Durables	13.13%
Consumer Staples	1.32%	Technology	11.42%
Energy	12.54%	Utilities	4.36%
Financial Services	16.10%	Short-Term Investment	0.47%
Healthcare	17.35%	Total	100.00%
Materials & Processing	6.36%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2009

Investments	Shares	Value (000)
COMMON STOCKS 100.15%

Advertising Agencies 3.13%
Interpublic Group of Cos., Inc. (The)*	5,900,000	$43,542
Omnicom Group, Inc.	1,000,000	39,150

Total		82,692

Aerospace 0.39%
Curtiss-Wright Corp.	327,691	10,263

Asset Management & Custodian 0.35%
State Street Corp.	213,000	9,274

Auto Parts 1.69%
Autoliv, Inc. (Sweden)(a)	153,700	6,664
WABCO Holdings, Inc.	1,475,000	38,040

Total		44,704

Banks: Diversified 8.12%
City National Corp.	1,020,000	46,512
Comerica, Inc.	1,230,000	36,371
Commerce Bancshares, Inc.	535,500	20,735
Cullen/Frost Bankers, Inc.	598,169	29,908
FirstMerit Corp.	202,500	4,078
KeyCorp	4,392,100	24,376
M&T Bank Corp.	591,100	39,539
SunTrust Banks, Inc.	627,600	12,734

Total		214,253

Banks: Savings, Thrift & Mortgage Lending 0.56%
Washington Federal, Inc.	766,000	14,814

Biotechnology 0.50%
Onyx Pharmaceuticals, Inc.*	450,707	13,224

Investments	Shares	Value (000)
Building Materials 0.28%
Simpson Manufacturing Co., Inc.	271,610	$7,304

Casinos & Gambling 0.48%
International Game Technology	675,000	12,670

Chemical: Diversified 0.83%
Celanese Corp. Series A	411,242	13,201
Olin Corp.	500,000	8,760

Total		21,961

Commercial Services: Rental & Leasing 0.44%
GATX Corp.	400,000	11,500

Communications Technology 1.05%
QLogic Corp.*	930,000	17,549
Tellabs, Inc.*	1,800,000	10,224

Total		27,773

Computer Services, Software & Systems 7.39%
Adobe Systems, Inc.*	1,055,000	38,803
Autodesk, Inc.*	1,340,000	34,049
CA, Inc.	1,010,400	22,694
Diebold, Inc.	848,100	24,128
Intuit, Inc.*	1,260,000	38,695
McAfee, Inc.*	338,076	13,716
VeriFone Holdings, Inc.*	1,404,700	23,009

Total		195,094

Consumer Services: Miscellaneous 1.66%
H&R Block, Inc.	928,304	20,998
NutriSystem, Inc.	728,474	22,707

Total		43,705

Containers & Packaging 1.11%
Ball Corp.	565,000	29,211

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Diversified Financial Services 2.68%
Lazard Ltd. Class A	1,477,100	$56,085
Raymond James Financial, Inc.	612,400	14,557

Total		70,642

Diversified Manufacturing Operations 4.25%
Eaton Corp.	700,000	44,534
ITT Corp.	510,000	25,367
Pentair, Inc.	263,300	8,505
Tyco International Ltd. (Switzerland)(a)	947,245	33,798

Total		112,204

Diversified Retail 2.28%
Big Lots, Inc.*	841,400	24,384
Family Dollar Stores, Inc.	624,446	17,378
Nordstrom, Inc.	489,312	18,388

Total		60,150

Electronics 0.82%
Trimble Navigation Ltd.*	855,200	21,551

Engineering & Contracting Services 0.73%
Jacobs Engineering Group, Inc.*	510,000	19,181

Financial Data & Systems 0.27%
Jack Henry & Associates, Inc.	310,410	7,177

Foods 1.33%
J.M. Smucker Co. (The)	566,500	34,981

Gas Pipeline 2.62%
El Paso Corp.	2,125,000	20,889
EQT Corp.	1,100,000	48,312

Total		69,201

Healthcare Facilities 1.42%
DaVita, Inc.*	640,000	37,594

Investments	Shares	Value (000)
Healthcare Management Services 1.34%
CIGNA Corp.	615,000	$21,691
Humana, Inc.*	310,000	13,606

Total		35,297

Healthcare Services 2.19%
HealthSouth Corp.*	1,036,200	19,449
McKesson Corp.	615,000	38,438

Total		57,887

Hotel/Motel 3.41%
Hyatt Hotels Corp. Class A*	463,300	13,811
Marriott International, Inc. Class A	1,261,318	34,371
Starwood Hotels & Resorts Worldwide, Inc.	880,000	32,182
Wynn Resorts Ltd.	167,100	9,730

Total		90,094

Household Equipment/Products 1.02%
Fortune Brands, Inc.	625,000	27,000

Insurance: Multi-Line 1.91%
ACE Ltd. (Switzerland)*(a)	345,000	17,388
Aon Corp.	335,000	12,844
Markel Corp.*	59,000	20,060

Total		50,292

Insurance: Property-Casualty 1.42%
PartnerRe Ltd.	500,317	37,354

Luxury Items 0.33%
Fossil, Inc.*	259,722	8,716

Machinery: Industrial 0.82%
Kennametal, Inc.	835,000	21,643

Medical & Dental Instruments & Supplies 4.47%
Cooper Cos., Inc. (The)	596,151	22,725
DENTSPLY International, Inc.	348,000	12,239

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2009

Investments	Shares	Value (000)
Medical & Dental Instruments & Supplies (continued)
Kinetic Concepts, Inc.*	410,000	$15,437
Patterson Cos., Inc.*	1,800,000	50,364
Zimmer Holdings, Inc.*	291,068	17,205

Total		117,970

Medical Equipment 1.07%
Varian Medical Systems, Inc.*	600,000	28,110

Metal Fabricating 1.87%
Reliance Steel & Aluminum Co.	1,144,400	49,461

Metals & Minerals: Diversified 0.82%
Agnico-Eagle Mines Ltd. (Canada)(a)	399,281	21,561

Oil: Crude Producers 4.13%
Cabot Oil & Gas Corp.	882,500	38,468
EOG Resources, Inc.	128,400	12,493
Goodrich Petroleum Corp.*	740,000	18,019
Noble Energy, Inc.	405,000	28,844
Range Resources Corp.	223,700	11,151

Total		108,975

Oil: Integrated 1.60%
Williams Cos., Inc. (The)	2,000,000	42,160

Oil Well Equipment & Services 4.27%
Halliburton Co.	1,350,000	40,622
Helmerich & Payne, Inc.	345,000	13,759
Nabors Industries Ltd.*	350,000	7,662
Smith International, Inc.	701,000	19,046
Superior Energy Services, Inc.*	1,300,000	31,577

Total		112,666

Pharmaceuticals 6.47%
AmerisourceBergen Corp.	2,057,882	53,649
Mylan, Inc.*	2,271,500	41,864

Investments	Shares	Value (000)
Warner Chilcott plc Class A (Ireland)*(a)	1,937,700	$55,166
Watson Pharmaceuticals, Inc.*	507,000	20,082

Total		170,761

Producer Durables: Miscellaneous 1.04%
SPX Corp.	443,700	24,270
W.W. Grainger, Inc.	32,100	3,108

Total		27,378

Railroads 1.90%
Kansas City Southern*	1,505,183	50,108

Real Estate Investment Trusts 0.90%
Alexandria Real Estate Equities, Inc.	368,600	23,697

Scientific Instruments: Control & Filter 1.79%
Parker Hannifin Corp.	510,000	27,479
Roper Industries, Inc.	379,556	19,877

Total		47,356

Scientific Instruments: Electrical 0.83%
AMETEK, Inc.	576,200	22,034

Scientific Instruments: Pollution Control 0.72%
Republic Services, Inc.	668,576	18,927

Semiconductors & Components 2.23%
Micron Technology, Inc.*	3,070,000	32,419
Xilinx, Inc.	1,055,000	26,438

Total		58,857

Shipping 0.30%
Kirby Corp.*	229,000	7,976

Specialty Retail 2.80%
American Eagle Outfitters, Inc.	1,820,000	30,904
Children’s Place Retail Stores, Inc. (The)*	493,800	16,300

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2009

Investments	Shares	Value (000)
Specialty Retail (continued)
PetSmart, Inc.	809,500	$21,606
Pier 1 Imports, Inc.*	1,000,000	5,090

Total		73,900

Steel 1.50%
Steel Dynamics, Inc.	876,200	15,526
United States Steel Corp.	435,000	23,977

Total		39,503

Textiles Apparel & Shoes 0.24%
Guess?, Inc.	153,000	6,472

Utilities: Electrical 1.73%
CMS Energy Corp.	1,930,000	30,224
Northeast Utilities	603,669	15,569

Total		45,793

Utilities: Gas Distributors 0.86%
Piedmont Natural Gas Co., Inc.	457,699	12,243
Questar Corp.	250,000	10,393

Total		22,636

Utilities: Telecommunications 1.79%
CenturyTel, Inc.	1,305,000	47,254

Total Common Stocks (cost $2,076,163,468)		2,642,961

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 0.48%

Repurchase Agreement
Repurchase Agreement dated 12/31/2009, Zero Coupon due 1/4/2010 with Fixed Income Clearing Corp. collateralized by $11,630,000 of Federal Home Loan Mortgage Corp. at 4.125% due 2/24/2011 and $585,000 of Federal National Mortgage Assoc. at 5.125% due 4/15/2011; value: $12,863,600; proceeds: $12,606,898 (cost $12,606,898)	$12,607	$12,607

Total Investments in Securities 100.63% (cost $2,088,770,366)		2,655,568

Liabilities in Excess of Other Assets (0.63%)		(16,505)

Net Assets 100.00%		$2,639,063

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2009

ASSETS:
Investments in securities, at value (cost $2,088,770,366)	$2,655,568,183
Receivables:
Investment securities sold	20,964,800
Dividends	2,140,424
Capital shares sold	1,718,434
Prepaid expenses and other assets	64,017
Total assets	2,680,455,858
LIABILITIES:
Payables:
Capital shares reacquired	22,133,712
Investment securities purchased	12,564,686
12b-1 distribution fees	2,605,882
Management fee	1,616,434
Directors’ fees	1,004,149
Fund administration	94,733
Accrued expenses	1,373,119
Total liabilities	41,392,715
NET ASSETS	$2,639,063,143
COMPOSITION OF NET ASSETS:
Paid-in capital	$4,394,803,284
Distributions in excess of net investment income	(1,004,149)
Accumulated net realized loss on investments	(2,321,533,809)
Net unrealized appreciation on investments	566,797,817
Net Assets	$2,639,063,143

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2009

Net assets by class:
Class A Shares	$1,657,302,187
Class B Shares	$220,002,441
Class C Shares	$289,664,461
Class F Shares	$28,271,712
Class I Shares	$186,387,160
Class P Shares	$255,115,875
Class R2 Shares	$141,131
Class R3 Shares	$2,178,176
Outstanding shares by class:
Class A Shares (700 million shares of common stock authorized, $.001 par value)	126,043,647
Class B Shares (200 million shares of common stock authorized, $.001 par value)	17,655,236
Class C Shares (200 million shares of common stock authorized, $.001 par value)	23,337,611
Class F Shares (200 million shares of common stock authorized, $.001 par value)	2,164,886
Class I Shares (200 million shares of common stock authorized, $.001 par value)	14,271,854
Class P Shares (200 million shares of common stock authorized, $.001 par value)	20,003,503
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	10,820
Class R3 Shares (200 million shares of common stock authorized, $.001 par value)	166,653
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$13.15
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$13.95
Class B Shares-Net asset value	$12.46
Class C Shares-Net asset value	$12.41
Class F Shares-Net asset value	$13.06
Class I Shares-Net asset value	$13.06
Class P Shares-Net asset value	$12.75
Class R2 Shares-Net asset value	$13.04
Class R3 Shares-Net asset value	$13.07

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $59,608)	$45,663,149
Total investment income	45,663,149
Expenses:
Management fee	14,178,937
12b-1 distribution plan-Class A	5,897,613
12b-1 distribution plan-Class B	2,312,189
12b-1 distribution plan-Class C	2,765,244
12b-1 distribution plan-Class F	23,778
12b-1 distribution plan-Class P	1,088,231
12b-1 distribution plan-Class R2	602
12b-1 distribution plan-Class R3	7,018
Shareholder servicing	5,371,584
Fund administration	1,058,315
Reports to shareholders	227,974
Registration	169,351
Directors’ fees	89,904
Professional	59,369
Custody	52,593
Other	130,357
Gross expenses	33,433,059
Expense reductions (See Note 7)	(6,115)
Net expenses	33,426,944
Net investment income	12,236,205
Net realized and unrealized gain (loss):
Net realized loss on investments in unaffiliated issuers	(1,215,671,069)
Net realized loss on investments in affiliated issuers	(131,304,315)
Net change in unrealized appreciation/depreciation on investments	1,900,841,561
Net realized and unrealized gain	553,866,177
Net Increase in Net Assets Resulting From Operations	$566,102,382

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$12,236,205	$64,729,144
Net realized loss on investments in affiliated and unaffiliated issuers	(1,346,975,384)	(936,323,515)
Net change in unrealized appreciation/depreciation on investments	1,900,841,561	(1,897,226,791)
Net increase (decrease) in net assets resulting from operations	566,102,382	(2,768,821,162)
Distributions to shareholders from:
Net investment income
Class A	(9,042,277)	(52,399,815)
Class B	–	(4,491,544)
Class C	(4,617)	(4,905,552)
Class F	(233,290)	(396,516)
Class I	(1,676,084)	(7,174,590)
Class P	(1,305,878)	(6,522,082)
Class R2	(656)	(2,427)
Class R3	(12,493)	(8,989)
Net realized gain
Class A	–	(244,188,104)
Class B	–	(30,635,651)
Class C	–	(36,209,267)
Class F	–	(418)
Class I	–	(26,307,913)
Class P	–	(27,877,588)
Total distributions to shareholders	(12,275,295)	(441,120,456)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	292,825,863	837,899,370
Reinvestment of distributions	11,247,090	398,348,568
Cost of shares reacquired	(1,394,251,970)	(3,335,455,795)
Net decrease in net assets resulting from capital share transactions	(1,090,179,017)	(2,099,207,857)
Net decrease in net assets	(536,351,930)	(5,309,149,475)
NET ASSETS:
Beginning of year	$3,175,415,073	$8,484,564,548
End of year	$2,639,063,143	$3,175,415,073
Distributions in excess of net investment income	$(1,004,149)	$(998,314)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.43	$18.57	$22.40	$22.41	$22.63

Investment operations:

Net investment income(a)	.06	.18	.11	.12	.13

Net realized and unrealized gain (loss)	2.73	(7.24)	.06	2.57	1.66

Total from investment operations	2.79	(7.06)	.17	2.69	1.79

Distributions to shareholders from:

Net investment income	(.07)	(.26)	(.11)	(.12)	(.10)

Net realized gain	–	(.82)	(3.89)	(2.58)	(1.91)

Total distributions	(.07)	(1.08)	(4.00)	(2.70)	(2.01)

Net asset value, end of year	$13.15	$10.43	$18.57	$22.40	$22.41

Total Return(b)	26.67%	(39.44)%	.54%	12.36%	8.16%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.16%	1.10%	1.05%	1.07%	1.07%

Expenses, excluding expense reductions	1.16%	1.10%	1.05%	1.07%	1.07%

Net investment income	.57%	1.19%	.46%	.51%	.56%

Supplemental Data:
Net assets, end of year (000)	$1,657,302	$2,090,013	$5,736,155	$6,832,134	$7,355,612

Portfolio turnover rate	109.32%	20.11%	28.24%	19.95%	25.97%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.89	$17.62	$21.50	$21.65	$21.98

Investment operations:

Net investment income (loss)(a)	(.01)	.07	(.05)	(.04)	(.02)

Net realized and unrealized gain (loss)	2.58	(6.82)	.06	2.48	1.60

Total from investment operations	2.57	(6.75)	.01	2.44	1.58

Distributions to shareholders from:

Net investment income	–	(.16)	– (b)	(.01)	–

Net realized gain	–	(.82)	(3.89)	(2.58)	(1.91)

Total distributions	–	(.98)	(3.89)	(2.59)	(1.91)

Net asset value, end of year	$12.46	$ 9.89	$17.62	$21.50	$21.65

Total Return(c)	25.99%	(39.88)%	(.16)%	11.60%	7.44%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.81%	1.77%	1.75%	1.76%	1.72%

Expenses, excluding expense reductions	1.81%	1.77%	1.75%	1.76%	1.73%

Net investment income (loss)	(.08)%	.54%	(.24)%	(.18)%	(.11)%

Supplemental Data:
Net assets, end of year (000)	$220,002	$276,790	$684,105	$837,988	$914,957

Portfolio turnover rate	109.32%	20.11%	28.24%	19.95%	25.97%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.85	$17.55	$21.42	$21.58	$21.92

Investment operations:

Net investment income (loss)(a)	(.01)	.07	(.05)	(.04)	(.02)

Net realized and unrealized gain (loss)	2.57	(6.79)	.07	2.47	1.59

Total from investment operations	2.56	(6.72)	.02	2.43	1.57

Distributions to shareholders from:

Net investment income	– (b)	(.16)	– (b)	(.01)	–

Net realized gain	–	(.82)	(3.89)	(2.58)	(1.91)

Total distributions	–	(.98)	(3.89)	(2.59)	(1.91)

Net asset value, end of year	$12.41	$ 9.85	$17.55	$21.42	$21.58

Total Return(c)	25.99%	(39.90)%	(.12)%	11.59%	7.41%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.81%	1.77%	1.75%	1.76%	1.72%

Expenses, excluding expense reductions	1.81%	1.77%	1.75%	1.76%	1.73%

Net investment income (loss)	(.09)%	.53%	(.24)%	(.18)%	(.11)%

Supplemental Data:
Net assets, end of year (000)	$289,664	$310,015	$812,744	$985,897	$1,104,235

Portfolio turnover rate	109.32%	20.11%	28.24%	19.95%	25.97%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31		9/28/2007(a) to 12/31/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.36	$18.52	$23.55

Investment operations:

Net investment income(b)	.08	.26	.03

Net realized and unrealized gain (loss)	2.73	(7.28)	(1.42)

Total from investment operations	2.81	(7.02)	(1.39)

Distributions to shareholders from:

Net investment income	(.11)	(.32)	(.18)

Net realized gain	–	(.82)	(3.46)

Total distributions	(.11)	(1.14)	(3.64)

Net asset value, end of period	$13.06	$10.36	$18.52

Total Return(c)	27.10%	(39.32)%	(6.06	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	.88%	.85%	.23	%(d)

Expenses, excluding expense reductions	.88%	.85%	.23	%(d)

Net investment income	.77%	1.96%	.14	%(d)

Supplemental Data:
Net assets, end of period (000)	$28,272	$12,380	$9

Portfolio turnover rate	109.32%	20.11%	28.24%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.36	$18.52	$22.35	$22.37	$22.59

Investment operations:

Net investment income(a)	.10	.23	.18	.19	.20

Net realized and unrealized gain (loss)	2.72	(7.24)	.06	2.57	1.67

Total from investment operations	2.82	(7.01)	.24	2.76	1.87

Distributions to shareholders from:

Net investment income	(.12)	(.33)	(.18)	(.20)	(.18)

Net realized gain	–	(.82)	(3.89)	(2.58)	(1.91)

Total distributions	(.12)	(1.15)	(4.07)	(2.78)	(2.09)

Net asset value, end of year	$13.06	$10.36	$18.52	$22.35	$22.37

Total Return(b)	27.21%	(39.27)%	.90%	12.69%	8.53%

Ratios to Average Net Assets:

Expenses, including expense reductions	.81%	.77%	.75%	.76%	.72%

Expenses, excluding expense reductions	.81%	.77%	.75%	.76%	.73%

Net investment income	.92%	1.55%	.77%	.83%	.90%

Supplemental Data:
Net assets, end of year (000)	$186,387	$221,556	$613,098	$893,758	$855,628

Portfolio turnover rate	109.32%	20.11%	28.24%	19.95%	25.97%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.12	$18.07	$21.89	$21.96	$22.22

Investment operations:

Net investment income(a)	.05	.16	.07	.08	.10

Net realized and unrealized gain (loss)	2.64	(7.04)	.07	2.52	1.63

Total from investment operations	2.69	(6.88)	.14	2.60	1.73

Distributions to shareholders from:

Net investment income	(.06)	(.25)	(.07)	(.09)	(.08)

Net realized gain	–	(.82)	(3.89)	(2.58)	(1.91)

Total distributions	(.06)	(1.07)	(3.96)	(2.67)	(1.99)

Net asset value, end of year	$12.75	$10.12	$18.07	$21.89	$21.96

Total Return(b)	26.63%	(39.56)%	.43%	12.19%	8.07%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.25%	1.22%	1.20%	1.21%	1.17%

Expenses, excluding expense reductions	1.25%	1.22%	1.20%	1.21%	1.18%

Net investment income	.46%	1.10%	.31%	.38%	.46%

Supplemental Data:
Net assets, end of year (000)	$255,116	$264,246	$638,453	$786,273	$815,751

Portfolio turnover rate	109.32%	20.11%	28.24%	19.95%	25.97%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 12/31/2009	3/24/2008(a) to 12/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$10.36	$15.62

Investment operations:

Net investment income(b)	.03	.16

Net realized and unrealized gain (loss)	2.71	(5.11)

Total from investment operations	2.74	(4.95)

Distributions to shareholders from:

Net investment income	(.06)	(.31)

Net asset value, end of period	$13.04	$10.36

Total Return(c)	26.47%	(31.58	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.37%	1.00	%(d)

Expenses, excluding expense reductions	1.37%	1.00	%(d)

Net investment income	.30%	1.37	%(d)

Supplemental Data:
Net assets, end of period (000)	$141	$85

Portfolio turnover rate	109.32%	20.11%
(a)	Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 12/31/2009	3/24/2008(a) to 12/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$10.38	$15.62

Investment operations:

Net investment income(b)	.04	.16

Net realized and unrealized gain (loss)	2.73	(5.11)

Total from investment operations	2.77	(4.95)

Distributions to shareholders from:

Net investment income	(.08)	(.29)

Net asset value, end of period	$13.07	$10.38

Total Return(c)	26.65%	(31.55	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.25%	.96	%(d)

Expenses, excluding expense reductions	1.25%	.97	%(d)

Net investment income	.38%	1.19	%(d)

Supplemental Data:
Net assets, end of period (000)	$2,178	$330

Portfolio turnover rate	109.32%	20.11%
(a)	Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Mid-Cap Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company, incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3 each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund’s prospectus. Effective March 31, 2010, the Fund will no longer offer Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2006 through December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)

Fair Value Measurements–In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable

Notes to Financial Statements (continued)

inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,642,961	$–	$–	$2,642,961
Repurchase Agreement	–	12,607	–	12,607
Total	$2,642,961	$12,607	$–	$2,655,568
*	See Schedule of Investments for values in each industry.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2009, the effective management fee paid to Lord Abbett was at an annualized rate of .54% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and

Notes to Financial Statements (continued)

service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	(1)	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%
*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net asset value attributable to Class A.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2009:

Distributor Commissions	Dealers’ Concessions
$159,987	$878,987

Distributor received CDSCs of $13,749 and $13,373 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2009.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	Year Ended 12/31/2009	Year Ended 12/31/2008
Distributions paid from:
Ordinary income	$12,275,295	$76,400,527
Net long-term capital gains	–	364,719,929
Total distributions paid	$12,275,295	$441,120,456

Notes to Financial Statements (continued)

As of December 31, 2009, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(2,317,073,468)
Temporary differences	(1,004,149)
Unrealized gains – net	562,337,476
Total accumulated losses – net	$(1,755,740,141)
*	As of December 31, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$663,371,429	$1,653,702,039	$2,317,073,468

As of December 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,093,230,707
Gross unrealized gain	590,590,438
Gross unrealized loss	(28,252,962)
Net unrealized security gain	$562,337,476

The primary difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$33,255	$20,045	$(53,300)

The permanent differences are attributable to the tax treatment of certain distributions paid and received.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2009 were as follows:

Purchases	Sales
$2,830,158,187	$3,886,044,836

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2009.

6.    DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of

Notes to Financial Statements (continued)

Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Fund has entered into arrangements with the Fund’s transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% of the amount available under the Facility to .15%. This amount is included in Other Expenses on the Fund’s Statement of Operations. In connection with the renewal, the Fund paid an upfront commitment fee of .05% on December 4, 2009, which is included in Prepaid expenses and other assets on the Statement of Assets and Liabilities, and is amortized through Other expenses on the Statement of Operations over the annual period. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2009, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2009.

9.    TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which the Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the fiscal year ended December 31, 2009:

Affiliated Issuer	Balance of Shares Held at 12/31/2008	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2009	Realized Loss 1/1/2009 to 12/31/2009(a)
ADC Telecommunications, Inc.(b)	6,579,304	—	(6,579,304)	—	$(53,462,076)
JDS Uniphase Corp. (b)	11,291,691	—	(11,291,691)	—	(13,378,475)
OfficeMax, Inc. (b)	5,741,753	—	(5,741,753)	—	(64,463,764)
Total					$(131,304,315)
(a)	Represents realized losses earned only when the issuer was an affiliate of the Fund.
(b)	No longer an affiliated issuer as of December 31, 2009.

10.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

Notes to Financial Statements (continued)

11.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund’s performance.

12. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	17,375,381	$182,805,966	34,751,835	$508,920,579
Converted from Class B*	3,947,267	41,875,842	817,383	10,823,009
Reinvestment of distributions	654,697	8,471,591	18,945,063	277,940,095
Shares reacquired	(96,402,185)	(1,007,506,152)	(162,873,670)	(2,315,655,981)
Decrease	(74,424,840)	$(774,352,753)	(108,359,389)	$(1,517,972,298)

Class B Shares
Shares sold	934,742	$9,429,667	1,289,051	$17,689,032
Reinvestment of distributions	–	–	2,087,080	29,807,758
Shares reacquired	(7,087,013)	(72,840,887)	(13,346,370)	(182,787,742)
Converted to Class A*	(4,172,413)	(41,875,842)	(865,879)	(10,823,009)
Decrease	(10,324,684)	$(105,287,062)	(10,836,118)	$(146,113,961)

Class C Shares
Shares sold	1,346,480	$13,594,060	2,250,210	$31,057,830
Reinvestment of distributions	282	3,431	2,068,023	29,534,277
Shares reacquired	(9,470,730)	(94,751,393)	(19,165,868)	(259,934,151)
Decrease	(8,123,968)	$(81,153,902)	(14,847,635)	$(199,342,044)

Class F Shares
Shares sold	2,031,252	$16,957,156	1,900,276	$30,024,581
Reinvestment of distributions	6,694	86,021	33,606	326,823
Shares reacquired	(1,068,235)	(11,558,933)	(739,216)	(8,632,182)
Increase	969,711	$5,484,244	1,194,666	$21,719,222

Notes to Financial Statements (concluded)

	Year Ended December 31, 2009		Year Ended December 31, 2008
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	3,826,922	$39,640,669	12,201,898	$182,102,909
Reinvestment of distributions	115,433	1,483,314	2,143,283	31,000,884
Shares reacquired	(11,060,151)	(114,109,734)	(26,062,971)	(347,679,997)
Decrease	(7,117,796)	$(72,985,751)	(11,717,790)	$(134,576,204)

Class P Shares
Shares sold	2,810,592	$28,522,689	4,773,686	$67,476,949
Reinvestment of distributions	95,016	1,192,449	2,112,300	29,729,545
Shares reacquired	(9,011,890)	(93,034,648)	(16,113,454)	(220,739,355)
Decrease	(6,106,282)	$(63,319,510)	(9,227,468)	$(123,532,861)

			Period Ended December 31, 2008†
Class R2 Shares
Shares sold	2,679	$29,333	8,167	$118,431
Reinvestment of distributions	3	41	20	197
Shares reacquired	(49)	(585)	– (a)	(12)
Increase	2,633	$28,789	8,187	$118,616

Class R3 Shares
Shares sold	174,651	$1,846,323	32,755	$509,059
Reinvestment of distributions	796	10,243	923	8,989
Shares reacquired	(40,559)	(449,638)	(1,913)	(26,375)
Increase	134,888	$1,406,928	31,765	$491,673
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
†	For the period March 24, 2008 (commencement of investment operations) to December 31, 2008.
(a)	Value is less than 1 share.

13. SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of December 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through February 25, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

14. RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Mid-Cap Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid-Cap Value Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 25, 2010

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, and Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1983	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 16 and 17, 2009, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the “performance universe”) and to the investment performance of an appropriate securities index, (2) information on the expense ratios, including effective management fee rates and other expense components, for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett’s financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In addition, at the December meetings, the independent Board members requested and had a meeting with the Fund’s new portfolio manager, Robert Fetch, at which they discussed with him the investment performance of the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the fifth quintile of its performance universe for the nine-month, three-year, and five-year periods, in the fourth quintile for the one-year period, and in the second quintile for the ten-year period. The Board also observed that the investment performance was lower than that of the Lipper Mid-Cap Value Index for the nine-month, one-year, three-year, and five-year periods and higher than that of the Index for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also observed that in 2008, one of the Fund’s portfolio managers, Edward von der Linde, had resigned from Lord Abbett, at which time Jeff Diamond began assisting Howard Hansen, the Fund’s other portfolio manager, and with him exercised primary responsibility for the daily management of the Fund’s portfolio. The Board also observed that in 2009, Mr. Hansen resigned from Lord Abbett, at which time Robert Fetch joined Mr. Diamond in exercising primary responsibility for the daily management of the Fund’s portfolio. The Board noted that Mr. Fetch had a very strong long-term performance record managing the Lord Abbett Small Cap Value Fund. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group information was based, and noted that such periods ended before September 30, 2009. The Board noted that the expense levels of the peer group likely would have been different for periods ending September 30, 2009, due to the lower asset levels prevailing in the mutual fund industry during much of 2009. The Board also observed that the Fund’s transfer agency expenses were likely to decrease in 2010, as a result of renegotiation of the transfer agency agreement. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the year-to-date period ended September 30, 2009 (annualized), the contractual management and administrative services fee rates were approximately seventeen basis points below the median of the peer group and the actual management and administrative service fee rates were approximately eighteen basis points below the median of the peer group. The Board observed that for the year-to-date period ended September 30, 2009 (annualized), the total expense ratio of Class A was approximately two basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately eight basis points below the median of the peer group, the total expense ratio of Class F was approximately seven basis points below the median of the peer group, the total expense ratio of Class I was approximately the same as the median of the peer group, the total expense ratio of Class P was approximately four basis points below the median of the peer group, the total expense ratio of Class R2 was approximately eleven basis points above the median of the peer group, and the total expense ratio of Class R3 was approximately one basis point above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had decreased in its 2009 fiscal year, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

Following their initial discussion with management, the independent Board members considered whether to seek fee concessions from Lord Abbett, in light of the sustained period of underperformance of the Fund relative to its benchmark. After considering all of the relevant factors, including the Fund’s management fee and total expense ratios and the changes that Lord Abbett had made to the management of the Fund’s portfolio, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

All of the ordinary income distributions paid by the Fund during fiscal 2009 is qualified dividend income. For corporate shareholders, all of the Fund’s ordinary income distributions qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Mid-Cap Value Fund, Inc.

LAMCVF-2-1209

(02/10)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2009 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2009 and 2008 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2009	2008
Audit Fees {a}	$42,000	$42,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	$42,000	$42,000

Tax Fees {b}	7,623	7,837
All Other Fees	- 0 -	- 0 -

Total Fees	$49,623	$49,837

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2009 and 2008 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees {a}	$161,385	$155,939

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID-CAP VALUE FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 16, 2010

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 16, 2010

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 16, 2010